UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

Bone Biologics Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TUESDAY, DECEMBER 12, 2023

To the Stockholders of Bone Biologics Corporation:

We would like to invite you to attend a special meeting of stockholders (the “Special Meeting”) of Bone Biologics Corporation (the “Company,” “we,” “us,” or “our”), which will be held on Tuesday December 12, 2023 at 10 a.m. Eastern Time. The Special Meeting will be at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Our board of directors has fixed the close of business on November 15, 2023 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment of the Special Meeting.

The Special Meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock in a range of 1-for-5 to 1-for-20, at the discretion of the board of directors; and

2.	To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum.

We will also consider and take action upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

Whether or not you expect to attend the Special Meeting, your vote is important. The board of directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.

Our board of directors recommends a vote FOR Proposal One and Proposal Two. Stockholders of record at the close of business on November 15, 2023 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.

Sincerely,

/s/ Don Hankey
Don Hankey
Chairman of the Board of Directors

November 20, 2023

YOUR VOTE IS IMPORTANT

You may vote your shares via the Internet, over the telephone, or by mail by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.

www.proxypush.com/BBLG

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

●	the effect of the reverse stock split on the price of our common stock;

●	the effect of the reverse stock split on the liquidity of our common stock; and

●	our ability to regain compliance with the listing standards of the Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Proposal One: Approval of Amendment to the Charter to Effect a Reverse Stock Split of the Common Stock at the Discretion of the Board—Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split” and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

ii

BONE BIOLOGICS CORPORATION

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (the “Board”) of Bone Biologics Corporation, a Delaware corporation (the “Company,” “we,” “our,” or “us”), has delivered printed proxy materials to you by mail and is soliciting your proxy to vote at the special meeting of stockholders (the “Special Meeting”) to be held on Tuesday, December 12, 2023, at 10 a.m. Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of stockholders.

We are holding the Special Meeting at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about November 20, 2023.

What is included in these proxy materials?

These proxy materials include the Notice of the Special Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Special Meeting to be held on Tuesday December 12, 2023, at 10 a.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

●	Proposal One: to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our common stock in a range of 1-for-5 to 1-for-20, at the discretion of the Board;

●	Proposal Two: to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum (the “Adjournment”).

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

●	FOR the approval of an amendment to the Charter to effect a reverse stock split of our common stock in a range of 1-for-5 to 1-for-20, at the discretion of the Board; and

●	FOR the approval of any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum.

1

Will there be any other items of business addressed at the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Special Meeting. If any other matter is properly brought before the Special Meeting, the proxy holders will vote on such matter in their discretion.

Who can vote at the Special Meeting?

Only stockholders at the close of business on November 15, 2023, the record date for the Special Meeting (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 3,134,391 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Special Meeting. You are also invited to participate in the Special Meeting. Your broker, bank or nominee (“broker”) has enclosed or provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholders of Record. If you are a stockholder of record, there are four ways to vote:

●	By internet at www.proxypush.com/BBLG. We encourage you to vote this way.

●	By touch tone telephone: call toll-free at (866) 883-3382.

●	By completing and mailing your proxy card.

●	In person at the Special Meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Special Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owners. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting. We encourage you to vote by internet or telephone if offered by your broker.

Please note that if your shares are held by a broker or other financial institution and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker or other financial institution that gives you the right to vote your shares at the Special Meeting in person.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, you have one vote for each share of common stock you owned as of the Record Date.

2

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares issued and outstanding and entitled to vote are “present” at the Special Meeting. As of the Record Date, there were 3,134,391 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the Special Meeting if:

●	You attend and vote at the Special Meeting;

●	You have voted in advance by internet or telephone; or

●	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Special Meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chairperson of the Special Meeting or a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Special Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions
Proposal One: To approve an amendment to the Charter to effect a reverse stock split of our common stock in a range of 1-for-5 to 1-for-20	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the proposal	None
Proposal Two: To approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the proposal	None

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

●	FOR the approval of an amendment to the Charter to effect a reverse stock split of our common stock in a range of 1-for-5 to 1-for-20, at the discretion of the Board; and

●	FOR the approval of any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum.

3

In the event other business properly comes before the Special Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. Because we anticipate Proposal One and Two are routine matters on which brokers may vote, we do not anticipate any broker non-votes.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Special Meeting in any one of following ways:

●	enter a timely new vote by internet or telephone;

●	submit another properly completed, later-dated proxy card;

●	send a written notice that you are revoking your proxy to: Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, Attention: Corporate Secretary, which must be received no later than December 11, 2023; or

●	attend and vote during the Special Meeting. Attending the Special Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Special Meeting.

Who counts the votes?

Equiniti Trust Company, LLC has been appointed inspector of election by the Company and will tabulate votes at the Special Meeting.

How can I find out the voting results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

How can I attend the Special Meeting?

The Special Meeting will be held at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Directions are available by clicking the address at www.bonebiologics.com.

4

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 during ordinary business hours throughout the ten-day period prior to the Special Meeting for any purpose germane to the Special Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC’s householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, Attention: Corporate Secretary, or by calling (781) 552-4452. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about November 20, 2023, at www.proxydocs.com/BBLG.

How can I receive a printed copy of the proxy materials?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

●	Telephone: call toll-free at (866) 870-3684;

●	Internet at www.investorelections.com/BBLG; or

●	E-mail at paper@investorelections.com. If requesting materials by e-mail, please send a blank e-mail with your 12-digit control number in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We have engaged Advantage Proxy, Inc. to assist in proxy solicitation and collection at a cost of $5,000 plus out-of-pocket expenses. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

5

PROPOSAL ONE:

APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE

COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to the Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Special Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than 1-for-5 shares and not more than 1-for-20 shares, (the “Reverse Stock Split”). The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to the Charter to effect this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) is attached hereto as Appendix A.

If stockholders approve this proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate will effect a reverse stock split of the outstanding shares of common stock at a reverse stock split ratio ranging from 1-for-5 to 1-for-20, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of the Record Date, there were 3,134,391 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of common stock will be affected equally by the Reverse Stock Split.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive in lieu thereof one additional whole share of common stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the effective time of the Reverse Stock Split (the “Effective Time”) and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified; and with respect to holders of shares of common stock in book-entry form in the records of the Company’s transfer agent that were outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of common stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one additional share of common stock automatically and without any action by the holder. Each holder of common stock will hold the same percentage of the outstanding shares of common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of the common stock will continue to be $0.001 per share (see “—Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

6

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

●	maintain the listing of our common stock and warrants on the Nasdaq Capital Market (“Nasdaq”);
●	increase the per share price of our common stock;
●	maintain the marketability and liquidity of our common stock; and
●	provide other potential benefits.

Maintain Our Listing on Nasdaq

One purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on Nasdaq. Our common stock is listed on Nasdaq under the symbol “BBLG.”

On November 17, 2022, we received a deficiency letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with Nasdaq’s minimum bid price rule, which is a requirement for continued listing on the Nasdaq Capital Market (the “Minimum Bid Price Rule”). We filed an expedited review request and on June 28, 2023, we received a letter from Nasdaq confirming the decision of a Nasdaq Hearing Panel that, while we demonstrated compliance with the Minimum Bid Price Rule at that time, based on our recent bid price history, the panel imposed a “Panel Monitor,” as defined by Nasdaq Listing Rule 5815(d)(4)(A), through June 27, 2024.

On September 27, 2023, we received a written notice (the “Notice”) from Nasdaq notifying us that we failed to comply with the Minimum Bid Price Rule. As a result of the imposition of a mandatory Panel Monitor, we were not eligible for a compliance period to regain compliance with the Minimum Bid Price Rule. Accordingly, the Nasdaq staff determined to delist our securities from Nasdaq (the “Staff Determination”). We timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”), to appeal the Staff Determination, which request stayed any delisting action pending the issuance of the Panel’s determination. The Panel hearing is scheduled for November 30, 2023.

As of the Record Date, the closing price of one share of our common stock was $0.52. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, which we believe would reduce the risk that our common stock will be delisted from Nasdaq.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of the Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

●	Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.
●	Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.
●	Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.
●	Access to Capital Markets: If our appeal of the Staff Determination to delist our securities is not successful or we were unable to regain compliance with the Minimum Bid Price Rule and our common stock is delisted from Nasdaq, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

7

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

●	whether the Panel grants us additional time to regain compliance with the Minimum Bid Price Rule;
●	the historical trading price and trading volume of the common stock;
●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short- and long-term;
●	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;
●	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;
●	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;
●	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
●	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

8

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

We are currently not in compliance with the Nasdaq continued listing requirements and have received a Staff Determination to delist our securities from Nasdaq. If we are unable to successfully appeal the Staff Determination and regain compliance with Nasdaq’s listing requirements, our securities will be delisted, which would negatively impact our common stock’s market price and liquidity and reduce our ability to raise capital.

On November 17, 2022, we received a deficiency letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with the Minimum Bid Price Rule. We filed an expedited review request and on June 28, 2023, we received a letter from Nasdaq confirming the decision of a Nasdaq Hearing Panel that, while we demonstrated compliance with the Minimum Bid Price Rule at that time, based on our recent bid price history, the panel imposed a “Panel Monitor,” as defined by Nasdaq Listing Rule 5815(d)(4)(A), through June 27, 2024.

On September 27, 2023, we received the Notice from Nasdaq notifying us that we failed to comply with the Minimum Bid Price Rule. As a result of the imposition of a mandatory Panel Monitor, we were not eligible for a compliance period to regain compliance with the Minimum Bid Price Rule and received a Staff Determination to delist our securities from Nasdaq. We timely requested a hearing before a Panel, to appeal the Staff Determination, which request stayed any delisting action pending the issuance of the Panel’s determination. The Panel hearing is scheduled for November 30, 2023.

We cannot assure you that we will be successful in our appeal of the Staff Determination or, even if the appeal is successful, that we will be able to regain compliance with the Minimum Bid Price Rule and maintain compliance with Nasdaq’s other continued listing standards. Accordingly, our common stock could be delisted from Nasdaq. We and holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq. In particular:

●	we may be unable to raise equity capital on acceptable terms or at all;
●	we may lose the confidence of our business partners, which would jeopardize our ability to continue our business as currently conducted;
●	the price of our common stock will likely decrease as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws;
●	holders may be unable to sell or purchase our securities when they wish to do so;
●	we may become subject to stockholder litigation;
●	we may lose the interest of institutional investors in our common stock;
●	we may lose media and analyst coverage;
●	our common stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our common stock; and
●	we would likely lose any active trading market for our common stock, as it may only be traded on one of the over-the-counter markets, if at all.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Special Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of common stock held in registered form and shares of common stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

9

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not less than 1-for-5 and not more than 1-for-20. The Reverse Stock Split would be effected simultaneously for all shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

●	each five to twenty shares of common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of common stock;
●	no fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;
●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;
●	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and
●	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

The following table contains approximate information, based on share information as of November 9, 2023, showing the impact of the Reverse Stock Split at different ratios:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	3,134,391	5,035,918	91,829,691
1-for-5	100,000,000	626,879	1,007,184	98,365,937
1-for-10	100,000,000	313,440	503,592	99,182,968
1-for-15	100,000,000	208,960	335,728	99,455,312
1-for-20	100,000,000	156,720	251,796	99,591,484

As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.001 per share.

After the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. The common stock would continue to be listed on Nasdaq under the symbol “BBLG” immediately following the Reverse Stock Split.

10

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

●	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the Plan;
●	the number of shares reserved for issuance under the Plan; and
●	the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

11

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Special Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting, or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

12

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

13

PROPOSAL TWO:

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal Two. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

14

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The information in this section is presented in accordance with the rules of the SEC. Under these rules, beneficial ownership of a class of capital stock includes (i) any shares over which the person, directly or indirectly, has or shares voting power or investment power, and (ii) any shares the person has the right to acquire within 60 days. If two or more persons share voting power or investment power with respect to specific securities, each person is deemed to be the beneficial owner of those securities. The calculations in this section are based on 3,134,391 shares of common stock outstanding as of November 9, 2023.

Beneficial Ownership of More Than 5% of the Company’s Shares

The table below presents certain information as of November 9, 2023 regarding the persons known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name of Beneficial Owner or Identity of Group	Title of Class	Shares(1)		Percentage

5% or greater stockholders:

Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton 444 Madison Ave, Floor 41 New York, NY 10022	Common Stock	203,045	(2)	6.5%

Executive Officers and Directors:

Don R. Hankey 4751 Wilshire Blvd #110 Los Angeles, CA 90010	Common Stock	238,151	(3)	7.6%

Jeffrey Frelick, 2 Burlington Woods Drive Ste 100, Burlington, MA 01803	Common Stock	21,876	(4)	0.7%

Deina H. Walsh, 2 Burlington Woods Drive Ste 100, Burlington, MA 01803	Common Stock	16,463	(5)	0.5%

Bruce Stroever, 2 Burlington Woods Drive Ste 100, Burlington, MA 01803	Common Stock	44,501	(6)	1.4%

Erick Lucera, 2 Burlington Woods Drive Ste 100, Burlington, MA 01803	Common Stock	45,168	(7)	1.4%

Sid Angle, 2 Burlington Woods Drive Ste 100, Burlington, MA 01803	Common Stock	45,168	(8)	1.4%

Total Officers and Directors as a Group (6 persons)	Common Stock	411,327	(9)	13.0%

15

(1)	Based on 3,134,391 issued and outstanding shares. The number of shares issued and outstanding that was used to calculate the percentage ownership of each listed person includes the shares underlying stock options and warrants that are exercisable within 60 days from November 9, 2023.

(2)	This information is based on a Schedule 13G filed with the SEC on June 26, 2023 by Lind Global Fund II LP (the “Lind Fund”) which reports sole voting power with respect to 203,045 shares and sole dispositive power with respect to 203,045 shares. Lind Global Partners II LLC (“Lind Partners”), the general partner of the Lind Fund, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Fund. Jeff Easton, the managing member of Lind Partners, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Fund.

(3)	Mr. Hankey is the beneficial owner of 223,403 shares and 14,748 shares issuable upon exercise of warrants of the Company consisting of 142,658 shares and 9,359 shares issuable upon exercise of warrants owned by the Don Hankey Trust (the “Trust”) of which Mr. Hankey is the Trustee, 1,057 shares held by H&H Funding LLC of which Mr. Hankey is the sole manager, 2,590 shares and 176 shares issuable upon exercise of warrants held by Knight Services, Inc. which is 100% owned by the Trust, 48,887 shares and 3,305 shares issuable upon exercise of warrants held by Knight Insurance Company, Ltd., 9,515 shares and 644 shares issuable upon exercise of warrants held by Knightbrook Insurance Company which is a wholly owned subsidiary of Knight Insurance Company, Ltd. and 18,696 shares and 1,264 shares issuable upon exercise of warrants held by Knight Specialty Insurance Company, a wholly owned subsidiary of Knight Insurance Company, Ltd.

(4)	Includes 4,672 shares underlying stock options exercisable within 60 days.

(5)	Includes 1,463 shares underlying stock options exercisable within 60 days.

(6)	Includes 44,501 shares underlying stock options exercisable within 60 days.

(7)	Includes 45,168 shares underlying stock options exercisable within 60 days.

(8)	Includes 45,168 shares underlying stock options exercisable within 60 days.

(9)	Consists of 255,607 shares, 14,748 shares issuable upon exercise of warrants and 140,972 shares underlying stock options exercisable within 60 days.

16

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our Bylaws. As of the date of this proxy statement, we have not received any stockholder proposals for consideration at our Special Meeting.

Stockholder Proposals for Inclusion in the Company’s Proxy Materials for the 2024 Annual Meeting of Stockholders

We will include in our proxy materials for our 2024 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of the date of the proxy statement for our 2023 annual meeting of stockholders, or April 5, 2024. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2024 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803.

Stockholder Proposals for Consideration at the 2024 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials

Pursuant to our amended and restated by-laws, as amended (“Bylaws”), items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2024 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of our 2023 annual meeting. Thus, for the 2024 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act between May 15, 2024 and June 14, 2024. The notice must be in accordance with and contain all information provided for in our Bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2024 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of our Bylaws by writing to the Corporate Secretary at the address above.

Stockholder Nominations of Directors

Pursuant to our Bylaws, no nominations for directors shall be acted upon at an annual meeting except for those made by the Board and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, notice must be received by us no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2024 annual meeting of stockholders, we must receive the notice between May 15, 2024 and June 14, 2024. The notice must contain all information, including the completed questionnaire, referenced in our Bylaws. Stockholder notice of nominations for directors should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of our Bylaws by writing to the Corporate Secretary at the address above.

In addition to satisfying the advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 14, 2024.

STOCKHOLDER COMMUNICATIONS

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual Board members in care of: Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the committees of the Board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to those individuals.

OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matters that are to be presented for action at the Special Meeting. Should any other matter come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors:

/s/ Don Hankey
Don Hankey
Chairman of the Board of Directors

Los Angeles, California

November 20, 2023

17

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BONE BIOLOGICS CORPORATION

Bone Biologics Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law (the “DGCL”), does hereby certify as follows:

FIRST: The name of the corporation is Bone Biologics Corporation (the “Corporation”).

SECOND: The Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on July 28, 2014, as was amended by those Certificate of Amendments filed with the Secretary of State of the State of Delaware on September 22, 2014, July 16, 2018, October 8, 2021 and June 5, 2023 (the “Certificate of Incorporation”).

THIRD: Article 5 of the Certificate of Incorporation is hereby amended in its entirety to provide as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is: One Hundred Twenty Million (120,000,000). These shares shall be divided into two classes with 100,000,000 shares designated as common stock at $0.001 par value (the “Common Stock”) and 20,000,000 shares designated as preferred stock at $0.001 par value (the “Preferred Stock”).

Effective at [___] Eastern Time on [__] (the “Effective Time”), pursuant to the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, each [___] ([___]) shares of Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been converted, subject to the elimination of fractional share interests as described above.

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.”

FOURTH: This Certificate of Amendment shall become effective on [___] at [___] Eastern Time.

FIFTH: This Certificate of Amendment was duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with Section 242 of the DGCL.

[Signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [__] day of [_____].

Bone Biologics Corporation

By:
Name:	Jeffrey Frelick
Title:	Chief Executive Officer

BONE BIOLOGICS CORPORATION

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/BBLG
Use the Internet to vote your proxy until 11:59 p.m. (ET) on December 11, 2023.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on December 11, 2023.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ____________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

BONE BIOLOGICS CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

December 12, 2023
10:00 a.m. ET

2 Burlington Woods Drive, Suite 100
Burlington, MA 01803

Proxy statement available at https://www.bonebiologics.com/investor-relation/

This proxy is solicited by the Board of Directors for use at the Special Meeting on December 12, 2023. Each matter to be voted on at the Special Meeting has been proposed by our Board of Directors.

The undersigned hereby appoints Jeffrey Frelick as proxy, with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Bone Biologics Corporation that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. ET on December 12, 2023, at the Company's Corporate Headquarters, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, and any adjournment or postponement thereof.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein and it revokes any prior proxy given by you. If no direction is made, this proxy will be voted FOR Proposals One and Two, and in the discretion of the proxy holder on any other matter that properly comes before the meeting or any adjournment or postponement thereof.

See reverse for voting instructions.